UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2018

VERSARTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Marsh Rd

Menlo Park, CA 94025

(Address of principal executive offices, including zip code)

(650) 963-8580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 5, 2018, Versartis, Inc. (“Versartis” or the “Company”) held a Special Meeting of Stockholders at the Garden Court Hotel in Palo Alto, California (the “Special Meeting”). As of September 5, 2018, the Company’s record date, there were a total of 36,240,673 shares of Common Stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 28,220,428 shares of Common Stock were present in person or by proxy and, therefore, a quorum was present.

At the Special Meeting, the Company’s stockholders, upon the unanimous recommendation of the board of directors of Versartis: (a) voted in favor of the issuance of shares of Versartis common stock pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of June 3, 2018, by and among Versartis, Velo Merger Sub, Inc. and Aravive Biologics, Inc. (“Aravive”); (b) voted in favor of the amendment to the certificate of incorporation of Versartis effecting a reverse stock split of the issued shares of Versartis common stock, at a ratio in the range from 2-for-1 to 15-for-1, with such specific ratio to be mutually agreed upon by Versartis and Aravive; (c) elected each of Edmon R. Jennings and R. Scott Greer to serve as Class I directors for a three-year term until the 2021 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal; and (d) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. No vote was taken on the fifth proposal, the proposal to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of the issuance of shares of Versartis common stock pursuant to the Merger Agreement and/or the approval of the amendment to the certificate of incorporation of Versartis effecting a reverse stock split, because there were sufficient votes at the Special Meeting to approve such proposals.

Each proposal is described in detail in the Company’s proxy statement/prospectus/information statement, dated September 5, 2018, which was filed with the SEC on September 6, 2018, and first mailed to the Company’s stockholders on September 7, 2018.

The voting results for each item of business voted upon at the Special Meeting were as follows:

Proposal 1 — Approval of the Issuance of Common Stock in the Merger

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,424,915	551,916	223,443	9,020,154

Proposal 2 — Approval of the Amendment to the Certificate of Incorporation of Versartis Effecting the Reverse Stock Split at a Ratio in the Range from 2-for-1 to 15-for-1

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,659,789	2,133,284	427,355	—

Proposal 3 — Election of Edmon R. Jennings and R. Scott Greer to serve on the Versartis board of directors as Class I directors for a three-year term

	For	Withheld	Broker Non-Votes
Edmon R. Jennings	15,005,828	4,194,446	9,020,154
R. Scott Greeg	16,060,531	3,139,743	9,020,154

Proposal 4 — Ratification of the Selection of the Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,918,714	194,323	107,391	—

Item 8.01. Other Events.

The Company plans to issue a press release announcing the closing of the merger, which is anticipated in the next few days following satisfaction of remaining conditions to closing.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the anticipated closing of the merger. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the merger are not satisfied in a timely manner or at all, including but not limited to the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; uncertainties as to the timing of the consummation of the merger and the ability of each of Versartis and Aravive to consummate the merger. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Versartis’s proxy statement/prospectus/information statement filed with the SEC on September 6, 2018, Versartis’s Form S-4 filed with the SEC on August 3, 2018, as subsequently amended, Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2017, Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and recent Current Reports on Form 8-K, each as filed with or furnished to the SEC. Versartis can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Versartis undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed transaction between Versartis and Aravive, on August 3, 2018, Versartis filed relevant materials with the SEC, including a registration statement on Form S-4 and final proxy statement/prospectus/information statement. VERSARTIS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VERSARTIS, THE MERGER AND RELATED MATTERS. Investors and shareholders can obtain free copies of the proxy statement, prospectus and other documents filed by Versartis with the SEC through the website maintained by the SEC at www.sec.gov or at Versartis’s website at www.versartis.com or by contacting Versartis, Inc., 1020 Marsh Road, Menlo Park, California 94025, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 5, 2018	Versartis, Inc.

	By:	/s/ Jay P. Shepard
Jay P. Shepard
Chief Executive Officer and President